UNITED STATES
             SECURITIES AND EXCHANGE COMMISSION
                   WASHINGTON, D.C. 20549
                   ______________________


                          FORM 8-K

                       CURRENT REPORT
           Pursuant to Section 13 or 15(d) of the
               Securities Exchange Act of 1934


Date of report (Date of earliest event reported): October 5, 2007
                                                  ---------------

                  PARK ELECTROCHEMICAL CORP.
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      (Exact Name of Registrant as Specified in Charter)


          New York               1-4415          11-1734643
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(State or Other Jurisdiction   (Commission     (IRS Employer
     of Incorporation)        File Number)    Identification No.)


48 South Service Road, Melville   New York           11747

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 (Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (631)465-3600
                                                   -------------
                          Not Applicable
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 Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

   [  ]  Written communications pursuant to Rule 425 under  the
         Securities Act (17 CFR 230.425)
   [  ]  Soliciting material pursuant to Rule 14a-12 under  the
         Exchange Act (17 CFR 240.14a-12)
   [  ]  Pre-commencement communications pursuant to Rule  14d-
         2(b) under the Exchange Act (17 CFR 240.14d-2(b))
   [  ]  Pre-commencement communications pursuant to Rule  13e-
         4(c) under the Exchange Act (17 CFR 240.13e-4(c))


Item  5.02. Departure of Directors or Certain  Officers;
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            Election  of  Directors; Appointment of  Certain
            ------------------------------------------------
            Officers; Compensatory  Arrangements of  Certain
            ------------------------------------------------
            Officers.
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      (b)  and  (c).  Mr.  James L. Zerby  retired  as  Vice
President  and   Chief   Financial   Officer  of  Park
Electrochemical  Corp. (the "Company") on October 5,  2007.
In   this  capacity,  Mr.  Zerby  served  as  the  Company's
principal financial and accounting officer.

      On October 8, 2007, the Company appointed Mr. P. Matthew Farabaugh as its Vice President and Controller. In this capacity, he will serve as the Company's principal accounting officer. Prior to his appointment as Vice
President   and  Controller,  Mr.  Farabaugh  was  Corporate
Controller from September 2004 to September 2007 and Assistant Controller from 2000 to September 2004 of American Technical Ceramics, and a publicly traded company located in Huntington Station, New York, and a leading manufacturer of high-performance electronic components, including capacitors and thin film circuits, for a broad range of commercial and military applications. Prior thereto, Mr. Farabaugh was Assistant Controller of the Company from 1989 to 2000. Prior to joining the Company in 1989, Mr. Farabaugh had been a senior accountant with KPMG. Mr. Farabaugh received a Bachelor of Science degree in Business Administration from Valparaiso University in Indiana. Mr. Farabaugh is 46 years old. There is no family relationship between Mr. Farabaugh and any director or other officer of the Company. Mr. Farabaugh, and each other officer of the Company, serves at the pleasure of the Board of Directors of the Company. Mr. Farabaugh owns 3,493 shares of common stock of the Company. Mr. Farabaugh does not have an employment agreement with the Company.

      The  Company issued a news release on October 9,  2007
announcing  the  appointment  of  Mr.  Farabaugh   and   the
retirement of Mr. Zerby.


Item 9.01 Financial Statements and Exhibits.
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     (c)  Exhibits

          99.1 News Release dated October 9, 2007




                          SIGNATURE
                          ---------


     Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              PARK ELECTROCHEMICAL CORP.



Date:  October 11, 2007       By:/s/ Stephen E. Gilhuley
                              ---------------------------
                              Name:  Stephen E. Gilhuley
                              Title: Executive Vice  President,
                                     Secretary and General Counsel





                        EXHIBIT INDEX
                        -------------

Number
Exhibit              Description                             Page
-------              ------------                            ----
 99.1                News  Release dated  October  9,  2007    5